DEUTSCHE ASSET MANAGEMENT VIT FUNDS


EAFE(r) Equity Index Fund
Equity 500 Index Fund
Small Cap Index Fund


Supplement dated January 2, 2001 to the
Statement of Additional Information dated April 30, 2000


This supplement provides new and additional information beyond that contained in the Statement of Additional Information. It should be retained and read in conjunction with the Statement of Additional Information.

The following information replaces and supersedes any contrary information contained in the Trust's Statement of Additional
Information. The paragraph under the heading "Distributor" on page 36 of the Statement of Additional Information is deleted and replaced with the following:

Effective January 2, 2001, PFPC Distributors, Inc. (the "Distributor") serves as the distributor of the Funds' shares to separate accounts of the Companies, for which it receives no separate fee from the Funds. The principal address of the Distributor is 3200 Horizon Dr., King of Prussia, PA 19406.

All other references to Provident Distributors, Inc. in the Statement of Additional Information are hereby replaced with PFPC Distributors, Inc.




Please Retain This Supplement For Future Reference